Transactions	12 Months Ended
Dec. 31, 2019
Disclosure of significant transactions [abstract]
Transactions
Transactions
a)SMM/SC Subscription
On March 29, 2019, Sumitomo Metal Mining Co., Ltd. and Sumitomo Corporation (together referred to as SMM/SC) subscribed for a 30% indirect interest in QBSA, which owns the Quebrada Blanca Phase 2 (QB2) copper development project located in Northern Chile. Post-transaction, QBSA’s effective ownership is 60% Teck, 30% SMM/SC and 10% Empresa Nacional de Minería (ENAMI). ENAMI, a Chilean State agency, holds a preference share interest in QBSA, which does not require ENAMI to make contributions toward QBSA capital spending.

To subscribe for the indirect 30% interest in QBSA, SMM/SC made $900 million (US$673 million) of loan advances, net of financing fees of $7 million (US$6 million), and $797 million (US$600 million) of equity contributions during 2019. Together these loan advances and equity contributions totalled $1.704 billion (US$1.279 billion). This represented US$1.2 billion of contributions agreed to by SMM/SC plus a matching contribution from SMM/SC of 50% of the capital expenditures funded by us from January 1, 2019 to the closing date. SMM/SC made additional contributions of $38 million (US$29 million) for interest on the loan advances during 2019.

SMM/SC have agreed to make a supplemental payment of US$50 million if QB2 mill throughput reaches 154,000 tonnes per day prior to the earlier of the sanctioning of a major expansion or December 31, 2025. We have recorded a financial receivable in the amount of $35 million (US$27 million) for this contingent supplemental payment, which reflects its estimated fair value as at December 31, 2019. SMM/SC have also agreed to make an additional supplemental payment if they elect to participate in the funding of a major expansion project (QB3), if it is sanctioned before December 31, 2031, by contributing an additional amount equal to 8% of the incremental net present value of QB3 at the expansion sanction date in addition to their pro rata share of expansion project costs. We will record a financial receivable if and when QB3 is sanctioned and SMM/SC choose to participate.

Based on the provisions of the shareholders agreement, we retain control of QBSA and continue to consolidate its results. This transaction was considered a change in the ownership interest of a subsidiary that we control and accordingly, we accounted for this as an equity transaction. We have correspondingly recorded a non-controlling interest for SMM/SC’s interest in QBSA, which was $782 million as at December 31, 2019.

In conjunction with the process to bring in an additional funding partner for QB2, we amended the terms of the QBSA shareholders agreement with ENAMI. The revised terms clarified shareholders’ rights and responsibilities regarding the development and financing of QB2 and any major project expansion. The revised terms provide ENAMI with a preferential dividend stream, which is partly determined by the amount of interest on subordinated loans provided to QBSA by us and SMM/SC. The preferential dividend stream was recorded as a financial liability within provisions and other liabilities in the amount of $118 million, concurrent with the closing of the SMM/SC transaction described above. The initial recognition of the liability was recorded as a reduction to non-controlling interests as it arises from a transaction between shareholders of QBSA. The financial liability was initially measured at fair value using a discounted cash flow model based on the estimated subordinated financing provided by us and SMM/SC. Significant assumptions used in the valuation include the interest rate on the subordinated loans and copper prices, which affect the timing of when QBSA repays the subordinated loans. The liability is subsequently measured at amortized cost. As at December 31, 2019, the liability is $82 million. The decrease in the financial liability of $36 million in the year was primarily due to changes in estimated interest cash flows from changes in interest rates. This change is recorded in non-operating income (expense) (Note 11).

b)Advances from SMM/SC

In conjunction with the subscription arrangement with SMM/SC, QBSA entered into a subordinated loan facility agreement with SMM/SC to advance QBSA up to US$1.3 billion. The advances are due to be repaid in full at maturity on January 15, 2038. Amounts outstanding under the facility bear interest at LIBOR plus an applicable margin. The carrying value of the advances approximates fair value based on prevailing market interest rates in effect at December 31, 2019. This is considered a Level 2 fair value measurement with significant other observable inputs on the fair value hierarchy (Note 30).

($ in millions)	US$	CAD$ Equivalent
	2019	2019
As at January 1	$—	$—
Cash flows
Advances	708	946
Finance fees paid	(6)	(8)
Non-cash changes
Changes in foreign exchange rates	—	(26)
As at December 31	$702	$912

c)QB2 Project Financing

On November 18, 2019, we closed our US$2.5 billion limited recourse project financing facility to fund the development of the QB2 project. As at December 31, 2019, the facility was undrawn. Amounts drawn under the facility will bear interest at LIBOR plus applicable margins that vary over time and will be repaid in 17 semi-annual instalments starting the earlier of six months after project completion or June 2023. These project finance loans are guaranteed pre-completion on a several basis by Teck, SMM and SC pro rata to the respective equity interests in the Series A shares of QBSA. The loans are secured by pledges of Teck’s and SMM/SC’s interests in QBSA and by security over QBSA’s assets, which consist primarily of QB2 project assets.

d)Quebrada Blanca - 2018

In 2018, we acquired an additional 13.5% interest in QBSA through the purchase of Inversiones Mineras S.A. (IMSA), a private Chilean company. This acquisition brought our interest in QBSA from 76.5% to 90%, prior to the SMM/SC subscription in QBSA described in Note 5(a).

The purchase price consisted of US$53 million paid in cash on closing, an additional US$60 million paid in 2018 on the issuance of the major approval of the social and environmental impact assessment for QB2 and a further US$50 million payable within 30 days of the commencement of commercial production at QB2. Additional amounts may become payable to the extent that average copper prices exceed US$3.15 per pound in each of the first three years following commencement of commercial production, up to a cumulative maximum of US$100 million if commencement of commercial production occurs prior to January 21, 2024 or up to a lesser maximum in certain circumstances thereafter.

This transaction was considered a change in the ownership interest of a subsidiary that we control and accordingly, we accounted for this as an equity transaction. At the acquisition date, we recorded a cash payment of $67 million and liabilities for the estimated fair value of amounts due in the future, which are recorded in provisions and other liabilities on the balance sheet. The total fair value of $175 million was recorded as a reduction in non-controlling interests and equity attributable to shareholders of $16 million and $159 million, respectively, as at December 31, 2018.

e)Waneta Dam Sale

During 2018, the transaction for the sale of our two-thirds interest in the Waneta Dam and related transmission assets to BC Hydro closed. As part of the sale, we entered into a 20-year arrangement to purchase power for our Trail Operations, with an option to extend the arrangement for a further 10 years on comparable terms. We recognized this transaction as a disposition of the Waneta Dam and related transmission assets and recorded a pre-tax gain, net of transaction costs, of $888 million (after-tax $812 million) based on proceeds of $1.203 billion. The gain was recorded in other operating income (expense) (Note 9). The power supply arrangement is accounted for as an ongoing cost to operate and is recorded in cost of sales.